UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2016

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-8869

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 7, 2016, EyeGate Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on March 7, 2016, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company and the Sellers named therein (the “Sellers”). Pursuant to the Purchase Agreement, the Company acquired 100% of the outstanding equity interests of Jade Therapeutics, Inc. (“Jade”) and Jade became a wholly-owned subsidiary of the Company. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited financial statements of Jade and (ii) the pro forma condensed combined financial information as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Jade as of December 31, 2015 and 2014 and for the year ended December 31, 2015 and 2014, are filed herewith as Exhibit 99.3 and are incorporated herein by reference. The consent of Raich Ende Malter & Co, LLP, Jade’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 1 to Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma combined condensed financial information of the Company and Jade as of December 31, 2015, and for the year ended December 31, 2015 are filed herewith as Exhibit 99.4 and are incorporated herein by reference.

(d) Exhibits.

The Company hereby files the following exhibits:

2.1*	Stock Purchase Agreement, dated as of March 7, 2016, by and among EyeGate Pharmaceuticals, Inc. and the Sellers named therein.

23.1	Consent of Raich Ende Malter & Co, LLP, independent registered public accounting firm for Jade Therapeutics, Inc.

99.1*	Presentation of the Company dated March 7, 2016.

99.2*	Press Release of the Company dated March 7, 2016.

99.3	Audited financial statements of Jade Therapeutics, Inc. as of December 31, 2015 and 2014, and for the two years ended December 31, 2015 and 2014.

99.4	Unaudited pro forma condensed combined financial information of EyeGate Pharmaceuticals, Inc. and Jade Therapeutics, Inc. as of and for the year ended December 31, 2015.

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
Stephen From
President and Chief Executive Officer

Date: May 23, 2016

Exhibit Index

2.1*	Stock Purchase Agreement, dated as of March 7, 2016, by and among EyeGate Pharmaceuticals, Inc. and the Sellers named therein.

23.1	Consent of Raich Ende Malter & Co, LLP, independent registered public accounting firm for Jade Therapeutics, Inc.

99.1*	Presentation of the Company dated March 7, 2016.

99.2*	Press Release of the Company dated March 7, 2016.

99.3	Audited financial statements of Jade Therapeutics, Inc. as of December 31, 2015 and 2014, and for each of the two years ended December 31, 2015 and 2014.

99.4	Unaudited pro forma condensed combined financial information of EyeGate Pharmaceuticals, Inc. and Jade Therapeutics, Inc. as of and for the year ended December 31, 2015.

*Previously filed.

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